HOMEGOLD, INC.

                       THIRD AMENDMENT TO CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT



Household Commercial Financial Services, Inc.
Woodale, Illinois 60191

Gentlemen:

    Reference is hereby made to that certain Credit Agreement dated as of May 2, 2000 as heretofore amended (the "Credit Agreement") between the undersigned, Homegold, Inc., a South Carolina corporation (the "Borrower") and you (the "Lender"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

    The Borrower has requested that the Lender make certain amendments to the Credit Agreement and forbear from exercising its rights on account of existing Events of Defaults and the Lender is willing to do so under the terms and conditions set forth in this Agreement.

1.  AMENDMENTS.

    Upon your acceptance hereof in the space provided for that purpose below, the Credit Agreement shall be and hereby is amended as follows:

    1.1 Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto:

        "Corporate Guaranty" shall mean a Guaranty satisfactory to the Lender from the Corporate Guarantors.

        "Corporate Guarantors" shall mean the Parent, the Affiliates of the Borrower signatories to the Corporate Guaranty and all Subsidiaries of the Borrower other than special purpose Subsidiaries formed in connection with loan securitizations.

        "Sheppard Guaranty" shall mean a Guaranty satisfactory to the Lender from Ronald J. Sheppard.

    1.2 The definition of Eligible Mortgage Loan contained in Section 1.1 of the Credit Agreement shall be amended by replacing the period at the end of clause
(xxii) with a semi-colon and adding the following clause at the end thereof:

        (xxiii) New City Fraud Prevention Service shall have performed its customary services and inspections with respect to such Mortgage Loan.

    1.3. Section 1.1 of the Credit Agreement shall be amending the definitions of "Applicable Advance Rate" , "Closing Agent", "Guaranty" and "Guarantors" contained therein in their entirety to read as follows:

        "Applicable Advance Rate" means, initially, 100% with respect to all Loans made hereunder prior to October 23, 2000 and 97% with respect to all Loans made hereunder on and after October 23, 2000, in each case as such percentages may from time to time be reduced by the Lender in its sole discretion upon written notice to the Borrower, it being understood and agreed that such initial Applicable Advance Rate has been determined by the Lender in part based upon current returns for sales of mortgage loans in the secondary market and in the event the Lender determines in its sole discretion that there has been an adverse change in such market it intends to reduce the Applicable Advance Rate hereunder.

        "Closing Agent" means Integrated Real Estate Solutions.

        "Guaranty" means collectively, the Corporate Guaranty and the Sheppard Guaranty and also each of them individually.

        "Guarantors" means, collectively, the Corporate Guarantors and Ronald J. Sheppard and also each of them individually.

    1.4. The definition of "Termination Date" contained in Section 1.1 of the Credit Agreement shall be amended by deleting "December 31, 2000" appearing therein and by substituting "January 25, 2001" therefor.

    1.5. Section 2.4(b) shall be amended by deleting the second sentence thereof.

    1.6. Section 2.9 of the Credit Agreement shall be deleted in its entirety.

    1.7. Section 8.1(f) of the Credit Agreement shall be amended in its entirety and as so amended shall read as follows:

        "(f) either (i) default shall occur under any evidence of Indebtedness for Borrowed Money issued, assumed or guaranteed by the Borrower or any Guarantor or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continued for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated) or any such Indebtedness for Borrowed Money shall not be paid when due (whether by lapse of time, acceleration or otherwise) or (ii) Borrower or any Guarantor shall fail to pay or perform when due any repurchase obligation or any other outstanding obligation owing by it to Household Financial Services, Inc. or any of its Affiliates; or "

2.  FORBEARANCE.

    Events of Default have occurred and are continuing under Sections 8.1(a) and 8.1(b) of the Credit Agreement as a result of the Borrower's failure to make certain prepayments required under Section 2.5(b)(ii) of the Credit Agreement and the non-compliance with the covenants contained in Sections 7.14, 7.15 and 7.16 of the Credit Agreement. As a result of such Events of Default, Lender is no longer obligated to make Loans to Borrower and is also entitled to accelerate payment of all Loans and to exercise certain other rights and remedies specified in the Credit Agreement.

    As an accommodation to Borrower while not waiving any such Events of Default, but subject to compliance by Borrower with the terms and conditions hereinafter set forth, Lender agrees to (i) forebear through January 25, 2001 from accelerating the Loans or exercising any rights and remedies to which it is entitled as a result of the occurrence thereof except as provided herein and
(ii) continue to extend Loans to the Borrower on the terms and conditions set forth in the Credit Agreement as amended hereby. This forbearance agreement is conditioned upon compliance by the Borrower with the following:

    (a) On or before October 27, 2000, Borrower shall prepay the Loans in a minimum amount sufficient to reduce the principal amount of Loans made against all Mortgage Loans to an amount not in excess of the Borrowing Base as then determined and computed;

    (b) On or before October 27, 2000, Ronald J. Sheppard shall execute and deliver a Guaranty of Borrower's obligations to Lender satisfactory to the Lender.

    (c) On or before October 27, 2000, Borrower shall have satisfied all repurchase obligations owing by it to Household Financial Services, Inc.

    This agreement shall not establish a custom or course of dealing and does not waive, limit or postpone any of Borrower's obligations under the Credit Agreement, any of the Loan Documents or otherwise, and any discussions (written or oral) which have occurred or which may hereafter occur are not, and shall not be deemed to be, a waiver, limitation or postponement of any of Lender's rights and remedies under the Credit Agreement, any of the Loan Documents or applicable law, all of which rights and remedies are expressly reserved. This agreement shall not become effective until the conditions precedent set forth in Section 3 hereof have been satisfied. This agreement shall expire on January 25, 2001 at which time all terms and conditions of the Credit Agreement shall apply without giving effect to the forebearance provided for herein and Lender shall be entitled to exercise all rights and remedies available to it on account of any Event of Default, whether existing as of the date hereof or otherwise.

3.  CONDITIONS PRECEDENT.

    The effectiveness of this Agreement is subject to the satisfaction of all of the following conditions precedent on or before October 27, 2000:

    3.1. The Borrower and the Lender shall have executed and delivered this Agreement.

    3.2. The Corporate Guarantors shall have consented hereto in the space provided for such purpose below.

    3.3 Ronald J. Sheppard shall have executed and delivered the Sheppard Guaranty.

    3.3. Legal matters incident to the execution and delivery of this Agreement shall be satisfactory to the Lender and its counsel.

    3.4. The Lender shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Agreement to the extent the Lender or its counsel may reasonably request.

4.  REPRESENTATIONS.

    In order to induce the Lender to execute and deliver this Agreement, the Borrower hereby represents to the Lender that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lender) and except as set forth in
Section 2 hereof, the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect hereof.

5.  MISCELLANEOUS.

    4.1 The Borrower and the Corporate Guarantors have heretofore executed and delivered to the Lender that certain Security Agreement dated as of May 2, 2000 (the "Security Agreement"). The Borrower hereby, and the Corporate Guarantors by their consent hereto in the space provided for that purpose below, each acknowledges and agrees that, notwithstanding the execution and delivery of this Agreement, the Security Agreement remains in full force and effect and the rights and remedies of the Lender thereunder, the obligations of the Borrower and Corporate Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Agreement.

    5.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Agreement need not be made in the Credit Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    5.3. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Lender in connection with the negotiation, preparation, execution and delivery of this Agreement, including the fees and expenses of counsel for the Lender.

    5.4. This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Agreement shall be governed by the internal laws of the State of Illinois.

    5.5 The Borrower hereby directs the Lender to apply all sums on deposit as of the date hereof in the Remittance Account (as defined in the Security Agreement) as follows:

        (a) first to all Obligations owing to Lender as of the date hereof;

        (b) second, to Household Financial Services, Inc. ("HFS") in satisfaction of all repurchase obligations of Borrower owing to HFS; and

        (c) third, with the balance, if any, to the Borrower or, in Lender's discretion, to be held in the Remittance Account as cash collateral for future Obligations of the Borrower.

Dated as of October 25, 2000.

                                    HOMEGOLD, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________

    Accepted and agreed to in Wood Dale, Illinois as of the date and year last above written.


                                    HOUSEHOLD COMMERCIAL FINANCIAL
                                    SERVICES, INC.

                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________

                                     CONSENT

    The undersigned have heretofore executed and delivered to the Lender (i) a Guaranty dated May 2, 2000 (the "Guaranty") and (ii) a Security Agreement dated May 2, 2000 (the "Security Agreement"). Each of the undersigned hereby consents to the Agreement set forth above and confirms that the Guaranty and the Security Agreement remain in full force and effect in accordance with the terms thereof. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty or Security Agreement.

                                    HOMEGOLD FINANCIAL, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    CAROLINA INVESTORS, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    PREMIER FINANCIAL SERVICES INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________

                                    LOAN PRO$, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT BUSINESS CAPITAL ASSET
                                    BASED LENDING, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    REEDY RIVER VENTURES, L.P.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT SBIC, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT COMMERCIAL MORTGAGE,
                                    INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________

                                    EMERGENT BUSINESS CAPITAL, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT INSURANCE AGENCY CORP.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    EMERGENT MORTGAGE CORP. OF
                                    TENNESSEE


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________


                                    HOMEGOLD REALTY, INC.


                                    By:________________________________________
                                    Name:______________________________________
                                    Its:_______________________________________